UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                                WATER CHEF, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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



                                Water Chef, Inc.
                              1007 Glen Cove Avenue
                               Glen Head, NY 11545

                               -------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 2004


                               -------------------


Dear Stockholders:

     You are cordially invited to attend a special meeting of stockholders on Friday, June 4, 2004 at 10:00 a.m. local time at The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036.

     The purpose of this special meeting is to consider and vote on the following matters:

     1. a proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Water Chef, Inc. from 100,000,000 shares to 200,000,000 shares, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on August 20, 2002; and

     2. such other business as may properly come before the special meeting, or any adjournment thereof.


     The Board of Directors has fixed the close of business on Friday, May 7, 2004 as the record date for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof (such date, the "Record Date").

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO US USING THE SELF ADDRESSED STAMPED ENVELOPE PROVIDED.

                                            By Order of the Board of Directors,


                                            Marshall S. Sterman
                                            Member of the Board of Directors and
                                            Acting Secretary
Glen Head, New York
May 10, 2004

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

QUESTIONS AND ANSWERS ABOUT THE MEETING.......................................1
SECURITY OWNERSHIP............................................................4
PROPOSAL 1: APPROVING THE AMENDMENT TO OUR
RESTATED CERTIFICATE OF INCORPORATION.........................................5
         Introduction.........................................................5
         Description of the Common Stock, Warrants, Convertible
           Securities and Convertible Notes...................................7
         Principal Reasons for Increasing the Number of Authorized
           Shares of Common Stock ............................................8
         Vote Required........................................................10
         Recommendation of the Board..........................................10
OTHER MATTERS.................................................................10
ANNUAL AND QUARTERLY REPORT...................................................10



EXHIBIT A - Amendment to the Water Chef, Inc. Restated
            Certificate of Incorporation

                                      (i)

                                WATER CHEF, INC.
                              1007 Glen Cove Avenue
                               Glen Head, NY 11545



     This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors of proxies for use at our special meeting of stockholders scheduled for Friday, June 4, 2004 at The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036, at 10:00 a.m. local time, and any adjournment thereof. This proxy statement, and the accompanying proxy card, are first being mailed to stockholders on or about Monday, May 10, 2004.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

A: The purpose of the special meeting is to consider and vote upon the following matters:

     o a proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Water Chef, Inc. (the "Company") from 100,000,000 shares to 200,000,000 shares, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on August 20, 2002 ("Proposal No. 1").

     o such other business as may properly come before the special meeting or any adjournment thereof.

          At the special meeting, a representative of Marcum & Kliegman LLP, our independent auditors for the year ending December 31, 2002, will be available to report on our current operations and answer stockholder questions.

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote your shares of common stock or preferred stock, as the case may be, at the special meeting. To assist you in your decision-making process, this proxy statement contains pertinent information about us, the special meeting and the proposal to be considered.

Q:   WHEN AND WHERE WILL THE MEETING BE HELD?

A: The special meeting of stockholders will be held The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036 on Friday, June 4, 2004 at 10:00 a.m. local time.

Q:   WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

A: All stockholders of record at the close of business on Friday, May 7, 2004 are entitled to notice of, and to vote at, the special meeting. Each share of our common stock and each share of each class of our preferred stock entitle its holder to one vote on each matter properly submitted to stockholders. On the record date, there were (i) 89,933,916 outstanding shares of our common stock, held by a total of 828 stockholders, (ii) 52,500 outstanding shares of our Series A Preferred Stock, held by a total of 11 stockholders, (iii) 218,750 outstanding shares of our Series C Preferred Stock, held by a total of 23 stockholders, (iv) 93,000 outstanding shares of our Series D Preferred Stock, held by a total of 23 stockholders, and (v) 705,425 outstanding shares of our Series F Preferred Stock, held by a total of 75 stockholders.

Q:   HOW DO I VOTE?

A: By properly completing, signing and returning the enclosed proxy card, your shares will be voted as directed. If no directions are specified on your properly signed and returned proxy card, your shares will be voted for the proposal set forth below, and with regard to any additional matters that come before the special meeting, in the discretion of the persons named as proxies. If you are a registered stockholder; that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may either mail in your completed proxy card or deliver it to us in person. If you hold your shares of stock in "street name"; that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy card from the institution holding your stock.

Q:   CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A: No. At the present time we have not established procedures for telephonic or electronic voting. We may establish such procedures in the future, should we determine that their added convenience justifies their additional cost. At this time, you may only vote by returning a properly executed proxy card, or voting in person at the special meeting.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:   CAN I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

A: Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the special meeting. To revoke or change your vote prior to the special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy card bearing a later date than the prior one submitted or (iii) attend the special meeting and vote in person. Please note, however, that while the giving of a proxy does not affect your right to vote in person at the special meeting, attendance alone will not revoke a previously granted proxy.

Q:   WHAT IS A "QUORUM?"

A: A quorum is the number of people required to be present before a meeting can conduct business. Pursuant to our Bylaws, the presence at the special meeting of at least a majority of the outstanding shares of our capital stock (45,501,797 shares) as of the record date, whether in person or by proxy, is necessary for there to be a "quorum." If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Shares represented by broker "non-votes" will also be considered part of the quorum.

Q:   WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL No. 1?

A: Approval of the proposal to amend our Restated Certificate of Incorporation, attached hereto as Exhibit A, to increase the authorized capital stock of the Company from 100,000,000 to 200,000,000, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock, as approved by the Board of Directors on August 20, 2002, requires the affirmative vote of a majority of the issued and outstanding shares of our common stock and preferred stock, as of the record date, voting together as one class of capital stock.

     Properly executed proxy cards marked "ABSTAIN" and broker "non-votes" will not be voted. Accordingly, abstentions and broker "non-votes" are tantamount to negative votes.

Q:   WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A:   The Board of Directors recommends that you vote:

     o for the amendment to the Certificate of Amendment to the Restated Certificate of Incorporation increasing the authorized capital stock from 100,000,000 shares to 200,000,000 shares, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on August 20, 2002.

     If Proposal No. 1 is approved by the stockholders, David A. Conway, the President and Chief Executive Officer of the Company, will be issued 10,954,186 shares and his adult children will be issued 3,969,772 shares of the 24,003,149 shares that are to be reissued (as more fully discussed below). Because of this potential conflict of interest, he did not participate in the vote of the Board of Directors to approve the increase of the authorized capital of the Company, or provide his opinion to the Board as to whether the Board should recommend Proposal No. 1 to the stockholders.

     Unless otherwise instructed, the shares of stock represented by your signed and returned proxy card will be voted in accordance with the recommendations of the Board of Directors. With respect to other matters that may properly come before the special meeting, the proxy holder(s) will vote in accordance with the Board of Directors' recommendations or, if no recommendation is given, at their discretion.

Q: WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS BEING CONDUCTED?

A: We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding these proxy materials to clients.

     In addition to soliciting of proxies through the mail, our directors and employees may solicit proxies in person, by telephone or other electronic means, or we may utilize firms specializing in proxy solicitation. None of our directors or employees will receive additional compensation for any such efforts. The Company has retained Georgeson Shareholder Communications, Inc. to assist the Company in the solicitation of proxies for a fee of $10,000 plus expenses. The Company will, upon their request, reimburse brokerage houses and persons holding shares of Common Stock in the names of the Company's nominees for their reasonable expenses in sending solicited material to their principals.

Q:   DO I HAVE DISSENTER'S RIGHTS?

A: No. The action proposed to be taken at the special meeting does not entitle dissenting stockholders to any appraisal rights under the Delaware General Corporation Law.

Q:   WHEN ARE STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS
     DUE?

A: For stockholder proposals to be considered for inclusion in the proxy statement for our next annual meeting, they must be submitted to us in writing, within a reasonable time before we begin printing and mailing our annual meeting proxy materials. We have not yet set the date for our next annual meeting. Please note, however, that all proposals submitted must comply with applicable laws and regulations and follow the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered for inclusion in our proxy materials.

Q:   HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

A: We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any of these documents at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800)-SEC-0330 for further information. Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, by contacting our chief financial officer at (516) 656-0059 or by writing to us at 1007 Glen Cove Avenue, Glen Head, NY 11545.

                               SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of our common stock and preferred stock, as of the Record Date, by (i) each person known to be the beneficial owner of more than five percent of our outstanding common stock and preferred stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, we believe that each stockholder has sole voting power and dispositive power with respect to the shares of capital stock beneficially owned by him.

------------------------------------- ------------------------------
                                        Common Stock Beneficially
                                                Owned(1)
------------------------------------- ------------------------------
David A. Conway (2)(3)
Water Chef, Inc.                       14,156,596         15.8%
1007 Glen Cove Ave.
Glen Head, NY  11545
------------------------------------- --------------- --------------
Marshall S. Sterman(4)                    750,000           *
The Mayflower Group
68 Phillips Beach Road
Swampscott, MA 1907
------------------------------------- --------------- --------------
John J. Clarke(5)                         900,000          1.0%
Baldwin & Clarke Corporate Finance
116-B South River Road
Bedford, NH  03110
------------------------------------- --------------- --------------
All executive officers and             15,456,596         17.4%
directors as a Group
------------------------------------- --------------- --------------

-----------------
*      less than one percent.

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the record date upon the exercise of options and warrants and the conversion of convertible securities. Each beneficial owner's percentage ownership is calculated under the assumption that all options, warrants or convertible securities held by such person (but not those held by any other person) that are currently exercisable or convertible (i.e., that are exercisable or convertible within 60 days after the record date) have been exercised or converted.
(2)  Includes 6,310,464 shares held in an IRA trust.
(3) Does not include 5,044,794 shares owned by Mr. Conway's adult children and also does not include 10,954,186 shares to be re-issued to Mr. Conway and 3,969,772 shares to be re-issued to his adult children if Proposal No. 1 is approved by the stockholders.
(4) Includes 750,000 shares of Common Stock issuable upon the conversion of 18,750 shares of Series F Convertible Preferred Stock of the Company which shall be convertible any time after there is authorized but unissued shares of common stock available for issuance. Does not include 800,000 shares to be re-issued to Mr. Sterman if Proposal No. 1 is approved by the Stockholders.
(5) Includes 250,000 shares of Common Stock issuable upon the conversion of 6,250 shares of Series F Convertible Preferred Stock of the Company which shall be convertible any time after there is authorized but unissued shares of common stock available for issuance. Does not include 600,000 shares to be re-issued to Mr. Clarke if Proposal No. 1 is approved by the stockholders.

PROPOSAL NO. 1 - APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF
                 INCORPORATION

INTRODUCTION

     On February 22, 2002, the Board of Directors of the Company approved a Certificate of Amendment to our Restated Certificate of Incorporation increasing the authorized capital stock of the Company to 200,000,000, which was filed with the Secretary of State of the State of Delaware on March 22, 2002. After filing such Certificate of Amendment, the Company issued 24,003,149 shares of our common stock in the following transactions:





                                Number of Shares
                                ----------------
  Name                          of Common Stock                  Consideration
  ----                          ---------------                  -------------

D.A. Conway                        6,769,583(1)                          -

D.A. Conway IRA Tr.                4,184,603(2)                          -

J.S. Conway                        1,984,886(2)                          -

C.S. Conway                        1,984,886(2)                          -

M.S. Sterman                         800,000(3)                    $64,000

R. Hart                              225,000(4)                    $18,000

J.J. Clark                           100,000(5)                     $5,000

R. Breeding                          125,000(6)                    $12,500

E. Roberts                            50,000(7)                     $2,500

R. Monette                            29,191(8)                     $2,043

D.M. Strazzula                       500,000(9)                          -

F.A. Hertzka Trust                   250,000(9)                          -

M.P. Claudette                       250,000(9)                          -

C.L. Gelfand                         250,000(9)                          -

C.C. Griffin                         250,000(9)                          -

J.R. Fichtl                          500,000(9)                          -

                                Number of Shares
                                ----------------
  Name                          of Common Stock                  Consideration
  ----                          ---------------                  -------------


K.T. Decoster                        300,000(9)                          -

H.O. Harris                          100,000(9)                          -

A. Harris                            100,000(9)                          -

M.B. Hayden                          250,000(9)                          -

K.T. Decoster                        250,000(9)                          -

J.J. Clark                           500,000(10)                         -

E. Brown                             250,000(10)                         -

G.F. Frank                         1,000,000(11)                   $50,000

P. Brady                             500,000(11)                   $25,000

P.G. Hall                            500,000(11)                   $25,000

E.E. Ellis                         2,000,000(11)                  $100,000

(1) Issued pursuant to anti-dilution rights granted to David Conway in consideration of his $1,500,000 equity investment in the Company made in June 1997.

(2) Issued pursuant to anti-dilution rights granted to David Conway, an affiliate and transferor of shares to the holder.

(3) Issued in connection with fund raising services and financial advisory services rendered to the Company valued at $64,000.

(4) Issued in connection with Scientific Advisory Board services rendered to the Company valued at $18,000.

(5) Issued in connection with fund raising services rendered to the Company valued at $5,000.

(6) Issued in connection with marketing services rendered to the Company valued at $12,500.

(7) Issued in connection with web site design services rendered to the Company valued at $2,500.

(8) Issued in connection with printing services rendered to the Company valued at $2,043.

(9) Pursuant to a settlement agreement discussed below with certain debenture holders who brought an action against the Company, the Company was required to issue 17,037,631 shares of common stock to the debenture holders. The Company issued an aggregate of 3,000,000 shares of common stock to such debenture holders valued at $497,500.

(10) The Company issued an aggregate of 750,000 shares of common stock valued at $45,226 to certain debenture holders who were not party to the litigation settlement agreement discussed below.

(11) Issued in connection with a private placement of common stock at a price per share equal to $0.05.

     Under Delaware General Corporation Law, the March 22, 2002 filing of the Certificate of Amendment and the issuance of the 24,003,149 shares of common stock were void acts of the Company since the requisite stockholder approval was neither solicited nor received. Even though stock certificates representing the 24,003,149 shares have been issued by the Company, the shares represented thereby are not validly issued and outstanding shares of the Company, and such certificates will be cancelled and reissued.

     Since the issuance of the 24,003,149 shares of common stock was void, the Company breached its settlement agreement with the debenture holders, and its agreements with the purchasers of 4,000,000 shares of common stock in the private sale discussed above. However, the Company believes that as long as such shares are validly issued to such parties by authorizing the issuance of such shares, the Company will be in compliance with those agreements, with respect to such issuances, and the Company and its stockholders will not be materially adversely impacted by such breaches. However, if Proposal No.1 is not approved by the stockholders, the Company will be in material breach of the settlement agreement and private placement purchase agreements; in which case, the Company will attempt to negotiate settlements with the parties to those agreements. If the Company is not able to complete such settlements, its financial condition and operations will be materially adversely affected.

     In an effort to comply with Delaware General Corporation Law, on August 20, 2002, the Board of Directors approved: (i) a Certificate of Amendment to the Restated Certificate of Incorporation, that would increase the number of shares of our capital stock authorized for issuance from 100,000,000 to 200,000,000; and (ii) the re-issuance of the 24,003,149 shares of our common stock which were not validly issued, and which the Company intends to re-issue if Proposal No. 1 is approved. In connection with the re-issuance of the 24,003,149 shares of our common stock, the Company accrued a liability of $500,000. This is not an additional liability. Rather, it reflects the Company's obligation to validly issue common stock in connection with the settlement agreement between the Company and former debenture holders. In addition, those shares of common stock which were not validly issued will not be entitled to vote on this proposal.

     The stockholders are being asked to approve this proposed amendment. The shares of the Company's common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. If approved by the stockholders, Article 4 of the Company's Restated Certificate of Incorporation would be amended to provide as follows:

     4: The total authorized capital stock of the Corporation shall be two hundred million (200,000,000) shares, each with a par value of $0.001 per share, as follows:

          1. COMMON STOCK: The Corporation is authorized to issue up to one hundred and ninety million (190,000,000) shares of Common Stock.

          2. PREFERRED STOCK: The Corporation is further authorized to issue up to ten million (10,000,000) shares of preference stock to be known as "Preferred Stock." Authority is hereby expressly vested in the Board of Directors of the Corporation to divide said Preferred Stock into series and fix and determine the voting powers, designations, preferences and relative participating, optional or special rights and qualifications, limitations or restrictions of the shares of each series so established, as provided by Section 151 of the Delaware General Corporation Law.

DESCRIPTION OF THE COMMON STOCK, WARRANTS, CONVERTIBLE DEBENTURES AND CONVERTIBLE NOTES

     Except as to certain matters discussed below or as proscribed by applicable law, the holders of shares of all classes of the capital stock of the Company vote together as a single class. The holders of our capital stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

     DESCRIPTION OF THE COMMON STOCK
     -------------------------------

     Prior to filing the Certificate of Amendment on March 22, 2002 increasing our authorized capital stock to 200,000,000, we were authorized to issue up to 100,000,000 shares of capital stock, consisting of up to 90,000,000 shares of common stock, par value $0.001 per share, and up to 10,000,000 shares of preferred stock. Not including the 24,003,149 shares of common stock which were not validly issued, there are presently 89,993,916 shares of common stock outstanding. The Company is also obligated to issue 1,666,667 shares of common stock upon the exercise of warrants, an additional 14,037,671 pursuant to the settlement agreement discussed below and 41,374,372 of shares common stock upon the conversion of other securities outstanding. The holders of common stock: (i) have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors after all accrued but unpaid dividends have been paid to the holders of the outstanding capital stock ranking senior to the common stock as to dividends; (ii) are entitled to share ratably in all of our assets available for distribution to the holders of common stock upon liquidation, dissolution or winding up of our affairs; and (iii) do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.

     DESCRIPTION OF WARRANTS
     -----------------------

     There are 1,666,667 Series D Warrants to purchase common stock outstanding that are exercisable at $0.15 per share at anytime prior to March 27, 2002, which exercise period was initially extended to March 27, 2004, and was extended again in March 2004 to the end of the twelve-month period immediately following the registration of the shares of common stock underlying the warrants pursuant to the court actions brought by certain 12% subordinated debenture holders, discussed below. The warrants are subject to adjustment in certain circumstances, including stock splits, dividends, recapitalizations and issuances of common stock or securities convertible into common stock, for no consideration. If the warrants are not exercised by the expiration thereof, the warrant holders right to purchase the securities under the warrant shall be forfeited. The warrants do not confer upon the holder any voting or other rights of a stockholder.

     DESCRIPTION OF SUBORDINATED DEBENTURES
     --------------------------------------

     There is an aggregate of $375,000 of 12% subordinated debentures outstanding, which convert into 2,333,334 shares of common stock, and were due on October 1, 1997. These debentures are presently in default. As more fully discussed below, the Company has entered into settlement agreements, settling certain claims of all of the holders of these subordinated debentures. All but two debenture holders were party to a legal proceeding in connection with these debentures. However, all holders, including the two holders not party to that action have agreed to settle their claims and potential claims against the Company. Pursuant to those settlement agreements, in exchange for 17,787,671 shares of common stock, the holders of the subordinated debentures will tender the subordinated debentures to the Company. The subordinated debentures do not confer upon the holders any voting or other rights of a stockholder.

     DESCRIPTION OF CONVERTIBLE NOTES
     --------------------------------

     There is a 10% convertible note issued to 4 Clean Waters, Ltd. ("Clean Waters") outstanding, the principal amount of which is $200,000. The note is not presently convertible into common stock. The note became convertible into common stock upon a loan by Clean Waters of $300,000 to the Company. A loan of such amount never occurred. The Company is in default of the note and Clean Waters has obtained a judgment in the amount of $245,893.89 against the Company. The Company has not paid the judgment and is in discussions with Clean Waters to negotiate a settlement.

PRINCIPAL REASONS FOR INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company does not have sufficient liquidity to finance its operations and has used its common stock to pay for goods, services and to repay past debts. As a condition to a settlement agreement, dated as of June 20, 2002, settling certain claims and counterclaims between the Company and certain of its investors who acquired subordinated debentures (the aggregate principal amount of which is $300,000, plus accrued interest of $197,500) and warrants to purchase an aggregate of 1,666,667 shares of common stock of the Company which were exercisable at $0.15 per share until March 27, 2002, (i) the Company is required to:

          (a) issue a minimum of 3,000,000 shares (the equivalent of $0.166 per share); however, the agreement also states that the Company will prepare a calculation of the average share price for the 30 consecutive trading days subsequent to issuance. If this calculation yields a value less than $.166 per share, additional shares will be issued so that the aggregate value of the shares equals $497,500. An addendum to the settlement agreement, dated June 20, 2002 fixes the number of additional shares to be issued at 14,037,671 based on a calculated share price of $.0292 per share. The stock has not yet been issued, and will not be issued, until the Company's stockholders have approved an increase in the authorized common stock of the Corporation. If at the time the shares are issued the stock price exceeds $.0292 per share the value of the 17,037,671 shares issued will exceed $497,500 and the Company will record a loss on settlement of debt. The following gives examples of the potential effect of the transaction based on various stock prices at the time the shares are issued:


     Stock Price        Shares to be Issued         Potential Loss on Settlement
     -----------        -------------------         ----------------------------
       $.05                  17,037,671                       $354,000
       $.10                  17,037,671                     $1,205,000
       $.15                  17,037,671                     $2,057,000


          and

          (b) extend the exercise term of the warrants to purchase common stock initially until March 27, 2004, which initial time period was extended again in March 2004 until the end of the twelve-month period immediately following the registration of the shares of common stock underlying the warrants; and

     (ii) the investors shall surrender their subordinated debentures to the Company.

     The Company has also agreed to apply for listing, and register the resale of such shares. The Company also is required to issue 750,000 (which shares are also included in the 24,003,149 shares of common stock that the Company intends to issue upon approval of the proposal) shares to two debenture holders who held notes in the principal amount of $75,000 who were not party to the settlement agreement to settle any potential claims they may have.

     The Company is also seeking approval of Proposal No. 1 because, as previously discussed, the Company did not validly issue a total of 24,003,149 shares of common stock as required. Therefore, if Proposal No. 1 is approved, the Company intends to re-issue those shares of common stock.

     The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have additional authorized but unissued shares of common stock available in an amount adequate to provide for the future needs of the Company. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the additional shares will be available for issuance from time to time for a stock split or dividend, raising capital through the sale of common stock and/or attracting and retaining valuable employees by issuing additional stock options.

     Other than the 24,003,149 shares of common stock the Company intends to re-issue, shares to be issued in connection with the litigation, claims of certain debenture holders discussed above and common stock the Company is required to issue in connection with the exchange, conversion or exercise of the Company's outstanding options, warrants and other convertible securities as described above, the Company has no commitments, undertakings or agreements for the issuance or use of the proposed additional shares of capital stock. However, to the extent possible, the Company intends to issue its common stock to fund its operations and continue as a going concern. The Board of Directors believes that if an increase in the authorized number of shares of capital stock were to be postponed until specific needs for such shares arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

     The issuance of the additional shares of capital stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuing additional shares of capital stock may also have the effect of delaying or preventing a change of control of the Company. The Company's authorized but unissued capital stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The ratification of the Certificate of Amendment to the Company's Restated Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of capital stock in order to impede a takeover attempt.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of our outstanding capital stock is required to amend our Restated Certificate of Incorporation. Withholding your vote or abstaining from voting will therefore be counted as a negative vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

     If Proposal No. 1 is approved by the stockholders, David A. Conway, the President and Chief Executive Officer of the Company will be issued 10,954,186 shares, and his adult children will be issued 3,969,772 of the 24,003,149 shares that are to be reissued. Because of this potential conflict of interest, he did not participate in the vote of the Board of Directors to approve the increase of the authorized capital of the Company or provide his opinion as to whether the Board should recommend Proposal No. 1 to the stockholders.

                                  OTHER MATTERS

     The Board of Directors does not know of any matter, other than Proposal No. 1 described above that may be presented for action at the special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                           ANNUAL AND QUARTERLY REPORT

     This Proxy incorporates by reference the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as amended, which contains certified financial statements of the Company for the year then ended. This Proxy incorporates by reference the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in such report.

                                    EXHIBIT A



     Text of Article 4 of the Water Chef, Inc. Restated Certificate of Incorporation, as amended to authorize additional common stock:

     4: The total authorized capital stock of the Corporation shall be two hundred million (200,000,000) shares, each with a par value of $0.001 per share, as follows:

          1. Common Stock: The Corporation is authorized to issue up to one hundred and ninety million (190,000,000) shares of Common Stock.

          2. Preferred Stock: The Corporation is further authorized to issue up to ten million (10,000,000) shares of preference stock to be known as "Preferred Stock." Authority is hereby expressly vested in the Board of Directors of the Corporation to divide said Preferred Stock into series and fix and determine the voting powers, designations, preferences and relative participating, optional or special rights and qualifications, limitations or restrictions of the shares of each series so established, as provided by Section 151 of the Delaware General Corporation Law.

                               DATED JUNE 4, 2004

                        THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF

                                WATER CHEF, INC.

                     Proxy - Special Meeting of Stockholders

                                  June 4, 2004

     The undersigned, a holder of common stock or preferred stock of Water Chef, Inc., a Delaware corporation (the "Company"), does hereby appoint David A. Conway and Marshall S. Sterman, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, June 4, 2004 at The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036, or at any adjournment or adjournments thereof.

     The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated May 10, 2004, and a copy of the Company's Annual Report, as amended, for the year ended December 31, 2003.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS GIVEN HEREIN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED TO APPROVE THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

         CONTINUED TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                              A VOTE FOR PROPOSAL 1


1. To amend the Company's Restated Certificate of Incorporation to increase the authorized capital stock of Water Chef, Inc. from 100,000,000 shares to 200,000,000 shares, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on August 20, 2002.

        FOR [___]                     AGAINST[___]           ABSTAIN[___]



NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:___________________________            Date: __________________, 2004

Signature:_______________________                Date: __________________, 2004

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:         _____________


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